                                                                   EXHIBIT 10.39

THIS IRREVOCABLE UNDERTAKING (the "Undertaking") is given on the 7th day of February, 2003, by:

CONSOLIDATED WATER CO. LTD., a corporation incorporated under the laws of the Cayman Islands, (hereinafter referred to as the "Borrower")

To:

SCOTIABANK (CAYMAN ISLANDS) LTD., a banking corporation incorporated and licensed pursuant to the laws of the Cayman Islands (hereinafter referred to as the "Bank")

WHEREAS:

         (a) Pursuant to a loan agreement executed between the Borrower and the Bank dated the 7th day of February, 2003 (the "Loan Agreement") the Bank has agreed to make certain loan facilities available to the Borrower for certain specified purposes including the financing of the Acquisition;

         (b) In consideration of the Bank making available to the Borrower the financing for the Acquisition the Borrower has agreed to provide the Bank with various security instruments including this Undertaking; and

         (c) The Borrower has irrevocably agreed, pursuant to this Undertaking, that upon acquiring Control as defined herein, the Borrower shall ensure that the board of directors take the actions, and execute the documents, called for herein.

NOW THEREFORE the Borrower provides the following irrevocable undertaking to the
Bank:

                                   SECTION 1

                    DEFINITIONS AND RULES OF INTERPERTATIONS

1.1 Unless specifically defined herein, capitalized terms used in this Undertaking shall have the meanings specified in Annex "A" to the Loan Agreement.

1.2 In addition, wherever used in this Undertaking the following terms have the meanings opposite them:

         "BOARD OF DIRECTORS" means, the board of directors of the Company;

         "COMPANY" means, Waterfields Company Limited;

         "CONTROL" means, the purchase of the Shares which shall provide the Borrower with the ability to elect to the Board of Directors, a majority of such directors;

         "DIRECTORS" means, those members of the Board of Directors, which have been elected to the Board of Directors by the Borrower exercising its voting rights accordingly;

         "GUARANTEE" means, the Guarantee attached hereto as Exhibit "I";

         "OPINION" means, a legal opinion issued by the Company's Bahamian legal counsel in usual and customary format, reasonably satisfactory to the Bank, as to, amongst other things, the validity and enforceability of the Guarantee;

         "PLEDGE" means, the charge of Shares attached hereto as Exhibit "II";
         and

         "SHARES" means, the shareholdings acquired by the Borrower in the Company.

                                   SECTION 2

2.1      The Borrower hereby irrevocably and unconditionally undertakes that:

         (a) The proceeds of the Acquisition or Bridge Loans shall be used to purchase the Shares;

         (b) Once acquired, the Shares shall be pledged, pursuant to the terms of the Pledge, to the Bank as additional security for all amounts outstanding under the Loan Agreement;

         (c) Upon completion of the acquisition of the Shares, the Borrower shall have the ability to exert control over the Company either through Control of the Board of Directors or through the voting of the Borrower's Shares;

         (d) Once the Shares have been acquired, that the Borrower shall exercise the franchise attached to such Shares in order to elect the Directors;

         (e)      Once the Shares have been acquired the Company shall either:
                  (i) obtain the approval of all of its existing creditors whose approval is necessary in order to issue the Guarantee in favour of the Bank; or (ii) shall conclude negotiations with the Bank, on mutually agreeable terms, in order to obtain from the Bank the financing necessary to repay the debt of any existing creditor who does not consent to the issuance of the Guarantee, so that the Borrower may proceed to issue the Guarantee;

         (f) Once the Shares have been acquired the Company shall issue the Guarantee and the Company shall cause the issuance of the Opinion;

         (g) Once the Shares have been acquired the Company shall remain under the control of the Borrower; and

         (h) Once the Shares have been acquired it shall not permit to exist any mortgage, charge, lien or any other form of security interest over the Shares, other than the security interest contemplated in the Security Documents.

                                   SECTION 4

                                    DEFAULT

4.1 Failure by: (i) the Borrower, (ii) the Board of Directors; or (iii) the Company to comply in a timely manner with any term, condition, requirement or obligation contained in this Undertaking shall constitute an Event of Default pursuant to Section 17.1(q) of the Loan Agreement and the Bank shall be entitled to exercise any remedy available to it under the Loan Agreement, the Security Documents or at law or equity.

4.2 Failure by the Company to issue in favour of the Bank the Guarantee and the Opinion within the nine (9) month anniversary of the date of execution of the Loan Agreement shall constitute a breach of this Undertaking and an Event of Default pursuant to Section 17.1(q) of the Loan Agreement.

                                   SECTION 5

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

5.1      The Borrower hereby represents and warrants that:

         (a) It is a corporation, organized, existing and a good standing under the laws of the Cayman Islands;

         (b) The execution, delivery and performance by the Borrower of this Undertaking and the obligations contained herein are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its Memorandum or Articles of Association; or (ii) any law or any contractual restriction binding on or effecting it or its property, and is enforceable against it in accordance with the terms of this Undertaking;

         (c) No authorization or approval or other action by, or no notice to or filing with, any Government Authority or other regulatory body is required for the due execution, delivery and performance by the Borrower of this Undertaking;

         (d) No event has occurred which constitutes, or which with the giving of notice or the lapse of time or relevant determination, or any combination thereof, would constitute a contravention of, or default under, any agreement or instrument by which it or any of its assets is bound or effected, and which has, or could be regarded as having, a Material Adverse Effect on its ability to observe or perform any of its obligation under this Undertaking;

         (e) No litigation, arbitration or administrative proceeding or claim which might itself or together with any other such proceeding or claim have a Material Adverse Effect on its ability to observe or perform its obligation under this Undertaking, is presently in progress or pending, or to the best of the knowledge, information and belief of it, threatened against it, or any of its assets;

         (f) It has not taken any action, nor has any steps been taken by or against or with reference to it for the winding-up, disillusioned, bankruptcy or reorganization of it, or for the appointment of a receiver, trustee or similar officer of it with respect to any or all of its assets or revenues;

         (g) There are no current liabilities or contingent liabilities, other than those which are owed to the Bank, which would have a Material Adverse Effect on the Borrower;

         (h) The execution and performance of this Undertaking by the Borrower will not violate any judgement, order decree or statute; and

         (i) That the Shares acquired pursuant to the Acquisition shall provide the Borrower with effective Control of the Company.

                                   SECTION 6

                           TERMINATION OF UNDERTAKING

         This Undertaking and the obligations contained herein shall remain in place until the earlier of: (i) all of the conditions in this Undertaking have been fulfilled; (ii) all amounts owed to the Bank pursuant to the Loan Agreement have been repaid in full.

                                   SECTION 7

                                 MISCELLANEOUS

7.1      NO WAIVERS: REMEDIES CUMULATIVE

         (a) No failure or delay on the part of the Bank in exercising any right, power or privilege hereunder or under the Loan Agreement and other Security Documents and no course of dealing between the Borrower and the Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have in law.

7.2      COSTS AND EXPENSES

         The Borrower hereby covenants with the Bank to keep the Bank fully and effectively, indemnified against all legal and other costs charges and expenses from time to time incurred by the Bank in connection with the enforcement this Undertaking and to pay the same on demand in writing from the Bank.

7.3      ASSIGNMENT: FUTURE RIGHTS

         (a) The Bank shall be entitled to assign its benefit under this Undertaking or any part thereof to any person.

         (b) This Undertaking may not be assigned or transferred, in whole or in part, by the Borrower without the written consent of the Bank, which consent the Bank may in its sole discretion refuse to provide.

7.4      NOTICES

All notices, requests, consents, demands, directions, agreements or other instruments or communications between the Bank and the Borrower required to be given hereunder shall be in writing and shall be; (a) sent by private courier service, next day delivery, or by telefax, or other similar form of rapid transmission, confirmed by sending (by private courier service, next day delivery) written confirmation; or (b) personally delivered to the receiving party or, if not an individual, to an officer or general partner of the receiving party. All such communications shall be sent or delivered addressed as follows:

         If to the Borrower:

         Consolidated Water Co. Ltd.
         P.O.Box 1114 GT
         Trafalgar House
         Grand Cayman, Cayman Islands.

         Attn: Mr. Jeffrey Parker
         Telephone No: 345-945-4277
         Fax No: 345-949-2957

         If to the Bank:

         Scotiabank (Cayman Islands) Ltd.
         Scotia Centre,
         Cardinal Avenue,
         P.O.Box 689,
         Grand Cayman.

         Attn: Commercial Banking Manager

         Telephone: 345-949-7666
         Fax: 345-949-5130

         Any party hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, requests or other communications shall be sent. All such notices and other communications shall be effective when received.

7.5      APPLICABLE LAW & JURISDICTION

         (a) This Undertaking shall be construed and enforced in accordance with, and governed by, the laws of the Cayman Islands.

         (b) The parties hereto irrevocably submit to the jurisdiction of the courts of the Cayman Islands.

         (c) The submission to the jurisdiction of the courts of the Cayman Islands shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

                 REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF this Undertaking has been executed on the date first written above.

                                            CONSOLIDATED WATER CO. LTD.

                                            By: /s/ Frederick W. McTaggart
                                                --------------------------------
                                                      Authorized Signatory

                                       SCOTIABANK (CAYMAN ISLANDS) LTD.

                                            By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                                      Authorized Signatory

                                  EXHIBIT "I"

                      FORM OF GUARANTEE TO BE PROVIDED BY

                           WATERFIELDS COMPANY LIMITED

================================================================================

                                   GUARANTEE

                                       by

                          WATERFIELDS COMPANY LIMITED

                                  IN FAVOUR OF

                        SCOTIABANK (CAYMAN ISLANDS) LTD.

                        Dated the ___ day of______, 2003

================================================================================

                               TABLE OF CONTENTS

SECTION 1. DEFINITIONS AND INTERPRETATION .................................     2
         1.1 General Definitions ..........................................     2
         1.2 Interpretation ...............................................     3
SECTION 2. GUARANTEE ......................................................     3
         2.1 Guarantor Guaranteed Obligations .............................     3
         2.2 Continuing Guarantee .........................................     3
         2.3 Payment of Guaranteed Obligations ............................     4
         2.4 No Set-off ...................................................     4
         2.5 Taxes ........................................................     4
         2.6 Application of Payments ......................................     4
SECTION 3. SAVING PROVISIONS ..............................................     5
         3.1 Change in Guaranteed Obligations .............................     5
         3.2 Waiver of Defenses ...........................................     5
         3.3 Immediate Recourse ...........................................     6
         3.4 Non-Competition ..............................................     6
         3.5 Bankruptcy or Liquidation of the Borrower ....................     6
         3.6 Appropriation of Moneys ......................................     6
         3.7 Reinstatement ................................................     7
         3.8 Additional Security ..........................................     7
SECTION 4. INDEMNITY ......................................................     7
         4.1 Indemnity ....................................................     7
SECTION 5. REPRESENTATIONS AND WARRANTIES .................................     7
         5.1 Representations and Warranties ...............................     7
         5.2 Bank's Reliance ..............................................     8
         5.3 Rights and Remedies not Limited ..............................     8
SECTION 6. COVENANTS ......................................................     8
         6.1 Guarantor Covenants ..........................................     8
SECTION 7. MISCELLANEOUS ..................................................     9
         7.1 Notices ......................................................     9
         7.2 English Language .............................................    10
         7.3 No Waiver; Remedies Cumulative ...............................    10
         7.4 Governing Law and Jurisdiction ...............................    10
         7.5 Submission ...................................................    10
         7.6 Judgments and Immunity .......................................    11
         7.7 Benefit of Guarantee .........................................    11
         7.8 Expenses .....................................................    12
         7.9 Amendment or Waiver ..........................................    12
         7.10 Counterparts ................................................    12
         7.11 Set-off .....................................................    12
         7.12 Currency Indemnity ..........................................    12

         THIS GUARANTEE ("GUARANTEE"), dated the ___ day of _____, 2003, is made as a deed by:

(1) WATERFIELDS COMPANY LIMITED, a company organized and existing under the laws of Bahamas ("GUARANTOR");

in favour of

(2)      SCOTIABANK (CAYMAN ISLANDS) LTD. (the "BANK").

Defined terms used herein shall have the meanings specified in Section 1.

         WHEREAS:

         (A) Pursuant to a loan agreement dated this day between the Borrower and the Bank, the Bank has agreed, subject to the terms and conditions therein contained, to make certain loans to the Borrower (the "Loan Agreement").

         (B) It is a condition of the first disbursement of the Loans that the Guarantor has entered into this Guarantee.

         (C) The Guarantor will obtain benefits as a result of the Loans made to the Borrower under the Loan Agreement and, accordingly, desires to execute and deliver this Guarantee in order to satisfy the condition described in recital (B) above.

         (D) To induce the Bank to make the Loans and, in particular, the first disbursement of the Loans, the Guarantor has agreed to guarantee certain obligations of the Borrower.

         (E) The Guarantor has been provided with, and acknowledges receipt of, copies of the executed Financing Documents.

         NOW, THEREFORE, the parties agree as follows:

         SECTION 1. DEFINITIONS AND INTERPRETATION.

         1.1 General Definitions.

         (a) Unless the context otherwise requires, capitalized terms used in this Guarantee without definition have the meanings specified in Annex A to the Loan Agreement.

         (b) In addition, wherever used in this Guarantee, unless the context otherwise requires, the following terms have the meaning opposite it:

         "FINANCING DOCUMENTS" collectively, (i) the Loan Agreement, (ii) the Security Documents, and (iii) the Fee Letter.

         "GUARANTEED OBLIGATIONS" all liabilities and obligations of the Borrower to the Bank under or in respect of the Financing Documents, and in any capacity, irrespective of whether such liabilities and obligations:

                                    (i)      are present or future;

                                    (ii)     are actual, contingent or
                                             otherwise;

                                    (iii)    are at any time ascertained or
                                             unascertained;

                                    (iv)     are owed or incurred by or on
                                             account of the Borrower alone, or
                                             severally or jointly with any other
                                             person;

                                    (v)      are owed or incurred as principal,
                                             interest, fees, charges, taxes,
                                             duties or other imports, damages
                                             (whether for breach of contract or
                                             tort or incurred on any other
                                             ground), losses, costs or expenses,
                                             or on any other account; or

                                    (vi)     comprise any combination of the
                                             above.

         provided that the Guaranteed Obligations shall be limited to the lesser of: (i) the total amount outstanding under the Financing Documents; and (ii) the maximum amount of indebtedness and liability of the Borrower that the Guarantor is able to guarantee and to the maximum extent that such security is enforceable against the Guarantor, without, in either case, causing the Guarantor to contravene any applicable legislation restricting the giving of guarantees or which would otherwise render this Guarantee unenforceable.

         1.2 Interpretation.

         The rules of interpretation set forth in Section 18.13 of the Loan Agreement shall apply to this Guarantee.

         SECTION 2. GUARANTEE.

         2.1 Guarantor Guaranteed Obligations.

         The Guarantor irrevocably and absolutely, as principal obligor and not merely as surety, guarantees and promises to pay, upon demand of the Bank, the Guaranteed Obligations not paid or performed by the Borrower when due in the same manner in all respects as the Guaranteed Obligations are required to be paid or performed by the Borrower.

         2.2 Continuing Guarantee.

         (a) The guarantee and the indemnity of the Guarantor contained in this Guarantee is a continuing obligation of the Guarantor (and all liabilities to which it applies or may apply under the terms of this Guarantee shall be conclusively presumed to have been created in reliance on such guarantee), notwithstanding any settlement of account or the occurrence of any other thing, and shall remain in full force and effect until:

                  (i) the Guaranteed Obligations have been fully paid or performed strictly in accordance with the provisions of the Financing Documents, regardless of any intermediate payment or discharge in whole or in part; and

                  (ii) all of the obligations of the Guarantor under this Guarantee have been fully performed in accordance with this Guarantee.

         (b) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall be additional, separate and independent obligations of the Guarantor.

         (c) The guarantee and the indemnity of the Guarantor contained in this Guarantee shall survive the termination of the Financing Documents.

         (d) The Guarantor's obligations under this Guarantee can be discharged only by performance and then only to the extent of such performance. Those obligations are not subject to any prior notice to, demand upon or action against the Borrower or any other Person or to any prior notice to the Guarantor of any default by the Borrower.

         2.3 Payment of Guaranteed Obligations.

         The Guarantor shall make payment of the Guaranteed Obligations under
Section 2.1 (Guarantor Guaranteed Obligations) as provided in the relevant Financing Documents.

         2.4 No Set-off.

         All payments which the Guarantor is required to make under this Guarantee shall be without any set-off, counterclaim or condition.

         2.5 Taxes.

         (a) The Guarantor shall pay or cause to be paid all present and future taxes, duties, fees and other charges of whatsoever nature (excluding income taxes), if any, now or in the future levied or imposed by any Governmental Authority or similar body in the jurisdiction in which the Guarantor is located or out of which a payment is made on or in connection with the payment of any and all amounts due under this Guarantee.

         (b) All payments due under this Guarantee shall be made without deduction for or on account of any such taxes, duties, fees or other charges.

         (c) If the Guarantor is prevented by operation of law or otherwise from making or causing to be made such payments without deduction, the amounts due under this Guarantee shall be increased to such amount as may be necessary so that the Bank receives the full amount it would have received (taking into account any such taxes, duties, fees or other charges payable on amounts payable by the Guarantor under this subsection) had such payments been made without such deduction.

         (d) If subsection (c) above applies and the Bank so requires, the Guarantor shall deliver to the Bank official tax receipts evidencing payment (or certified copies of them) within thirty (30) days of the date of payment.

         2.6 Application of Payments.

         The Bank may apply any amounts received by it or recovered under:

         (a)      any Security Document; and

         (b) any other document or agreement which is a security for any of the Guaranteed Obligations and any other moneys,

in such manner as it determines in its absolute discretion in accordance with the Financing Documents.

         SECTION 3. SAVING PROVISIONS.

         3.1 Change in Guaranteed Obligations.

         The obligations of the Guarantor under this Guarantee shall extend to any change in the Guaranteed Obligations:

         (a) as a result of any amendment, supplement, renewal or replacement of any Financing Document or the occurrence of any other thing; and

         (b) regardless of whether the Guarantor is aware of, has consented to or is given notice of any alteration, variation, amendment, supplement, renewal or replacement of any Financing Document or the occurrence of such other thing.

         3.2 Waiver of Defenses.

         Except for payment or performance in full of the Guaranteed Obligations, the payment in full by the Guarantor of its obligations under this Guarantee or otherwise as provided in this Guarantee, the Guarantor's obligations under this Guarantee shall not be discharged, impaired or otherwise adversely affected by any act, omission, circumstance, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Guarantee or which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor, including (whether or not known to the Guarantor or the Borrower):

         (a) any time, waiver, composition, forbearance or concession given to the Borrower or any other person;

         (b) any assertion of, or failure to assert, or delay in asserting, any right, power or remedy against the Borrower or any other person, or in respect of any security for the Loans;

         (c) any amplification, amendment (however fundamental), variation or replacement of the provisions of any Financing Document or of any other agreement or security between the Bank and the Borrower;

         (d) any failure of the Borrower or the Guarantor to comply with any requirement of any law, regulation or order;

         (e) the dissolution, liquidation, reorganization or other alteration of the legal status or structure of the Borrower or the Guarantor;

         (f) any purported or actual assignment, transfer, novation or disposal of, or granting any participation in, any of the Loans to any other party;

         (g) any Financing Document being in whole or in part illegal, void, voidable, avoided, invalid, unenforceable or otherwise of limited force and effect; or

         (h) any total or partial failure to realize the value of, or any release, discharge, exchange or substitution of, any security held by the Bank in respect of the Guaranteed Obligations or any of them.

         3.3 Immediate Recourse.

         The Guarantor waives any right it may have of first requiring the Bank (or any trustee, agent or other person acting on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Guarantee.

         3.4 Non-Competition.

         (a) If any amounts have become payable or have been paid by the Guarantor under this Guarantee, the Guarantor shall not, in respect of such moneys, seek to enforce repayment, obtain the benefit of any security or exercise any other rights or legal remedies of any kind which may accrue to the Guarantor against the Borrower, whether by way of subrogation, offset, counterclaim or otherwise, in respect of the amount so payable or so paid (or in respect of any other moneys for the time being due to the Guarantor from the Borrower), if and for so long as any moneys remain outstanding to the Bank under the Financing Documents. The Guarantor shall hold in trust for, and forthwith pay or transfer to, the Bank any payment or distribution or benefit of security received by it contrary to this Section 3.4(a).

         (b) Upon the payment and satisfaction in full of all Guaranteed Obligations and provided that no amounts (actual or contingent) remain outstanding to the Bank under the Loan Agreement, the Guarantor, if it has made a payment under this Guarantee, shall be entitled to exercise its rights of subrogation to its proportion of all relevant rights of the Bank against the Borrower pursuant to the Financing Documents. The Bank shall promptly execute, at the expense of the Guarantor, an assignment and such other documents in such form as the Guarantor may reasonably request to transfer such proportion of such rights of the Bank against the Borrower to the Guarantor as are required for the Guarantor to obtain the full benefit of such subrogation. The Guarantor shall enforce such rights directly against the Borrower in its own name and not in the name of the Bank.

         3.5 Bankruptcy or Liquidation of the Borrower.

         If the Borrower becomes bankrupt, enters into a composition or makes any arrangement with its creditors, or is dissolved, liquidated or wound up, the Guarantor shall not claim, rank, prove or vote as a creditor of the Borrower or its estate in competition with the Bank in respect of any amounts owing to the Guarantor by the Borrower on any account whatsoever, but instead shall give the Bank the benefit of any such proof and of all amounts to be received in respect of that proof until all Guaranteed Obligations have been fully paid.

         3.6 Appropriation of Moneys.

         Until all of the Guaranteed Obligations have been irrevocably paid in full, the Bank (or any trustee, agent or other person acting on its behalf) may refrain from enforcing any other moneys, security or rights held or received by the Bank (or such trustee, agent or other person) in respect of the Guaranteed Obligations, or apply and enforce the same in such manner and order as it sees fit.

         3.7 Reinstatement.

         (a) Where any discharge (whether in respect of the obligations of the Borrower, the Guarantor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of the Guarantor under this Guarantee shall continue or shall be reinstated (as the case may be) as if such discharge or arrangement had not occurred.

         (b) The Bank (or any trustee, agent or other person acting on its behalf) may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

         3.8 Additional Security.

         This Guarantee is in addition to and is not in any way prejudiced by any collateral or other security now or hereafter held by the Bank, nor shall such collateral or other security held by the Bank or the liability of any person for all or any part of the Guaranteed Obligations be in any manner prejudiced or affected by this Guarantee.

         SECTION 4. INDEMNITY.

         4.1 Indemnity.

         The Guarantor agrees as a primary obligor and not merely as a surety, to indemnify and hold harmless the Bank from and against any loss, cost or damage incurred by the Bank as a result of any obligation of the Guarantor hereunder as guarantor being or becoming void, voidable, unenforceable or otherwise ineffective against the Guarantor for any reason whatsoever (whether or not known to the Bank or any other Person), the amount of such loss being limited to the amount that the Bank would have been entitled to recover from the Guarantor as guarantor pursuant to this Guarantee had such obligations not become void, voidable, unenforceable or otherwise ineffective against the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

         5.1 Representations and Warranties.

         The Guarantor represents and warrants to the Bank that as of the date of this Guarantee and on each Drawdown Date:

         (a) it is a company duly incorporated under the laws of the jurisdiction of its incorporation and has the corporate power to enter into and deliver and to perform its obligations under this Guarantee;

         (b) the execution and delivery by it of this Guarantee and the performance by it of its obligations hereunder have been duly authorized;

         (c) it has duly executed this Guarantee and this Guarantee constitutes its valid and legally binding obligations;

         (d) neither the execution and delivery by it of this Guarantee nor the performance by it of its obligations under this Guarantee:

                  (i) conflicts with or will conflict with or result in any breach of any of the terms, conditions or provisions of, or violate or constitute a default or require any consent under, any indenture, mortgage, agreement or other instrument or arrangement to which it is a party or which binds or purports to be binding upon it; or

                  (ii) violates or will violate any judgment, decree or order or any statute, rule or regulation or any of the terms or provisions of its Charter;

         (e) all authorizations required for the execution and delivery of this Guarantee by it and the performance by it of its obligations hereunder have been duly obtained or granted and are in full force and effect;

         (f) it has not requested or taken any security from the Borrower for any obligation (whether present or future, actual or contingent) of the Borrower to it; and

         (g) the representations and warranties set out in this Section 5.1 (Representations and Warranties) will survive the execution of each Financing Document and each Disbursement under the Financing Documents.

         5.2 Bank's Reliance.

         The Guarantor acknowledges that it makes the representations in Section
5.1 (Representations and Warranties) with the intention of inducing the Bank to enter into this Guarantee and the Financing Documents and that the Bank enters into this Guarantee and the Financing Documents on the basis of, and in full reliance on, each of such representations.

         5.3 Rights and Remedies not Limited.

         The Bank's rights and remedies in relation to any misrepresentation or breach of warranty on the part of the Guarantor are not prejudiced:

         (a) by any investigation by or on behalf of the Bank into the affairs of the Guarantor;

         (b)      by the execution or the performance of this Guarantee; or

         (c) by any other act or thing which may be done by or on behalf of the Bank in connection with this Guarantee and which might, apart from this Section, prejudice such rights or remedies.

         SECTION 6. COVENANTS.

         6.1 Guarantor Covenants.

                  The Guarantor shall:

         (a) when requested by the Bank, do or cause to be done anything which aids the exercise of any power, right or remedy of the Bank under this Guarantee including, but not limited to, the execution of any document or agreement;

         (b) obtain, maintain and renew when necessary all authorizations required under any law or document or agreement;

                  (i) to enable it to perform its obligations under this Guarantee; or

                  (ii)     for the validity or enforceability of the guarantee;

         (c) not take any action which may impair the ability of the Borrower to observe and perform all of its covenants, agreements and obligations under or pursuant to the Financing Documents;

         (d) take such action as may be necessary or as the Bank may reasonably request in order to:

                  (i)      comply with its obligations under this Guarantee; and

                  (ii) cause the Borrower to the extent possible to take such corporate action as may be necessary to comply with its respective obligations under the Financing Documents;

         (e) the Guarantor shall not take any action which would cause any of the representations made in Section 5.1 (Representations and Warranties) to be untrue at any time during the continuation of this Guarantee.

         SECTION 7. MISCELLANEOUS.

         7.1 Notices.

         (a) All notices, requests, approvals, consents and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Guarantor by facsimile (i) shall be promptly confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or to such other address as shall be designated by such party in a written notice to the other parties hereto.

         (b) All such notices, requests, approvals, consents and communications (i) sent by express courier will be effective upon delivery to or refusal to accept delivery by the addressee, and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received; except that all notices and other communications to any Agent shall not be effective until actually received.

         (c) The Guarantor acknowledges and agrees that any agreement of the Bank to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Guarantor. The Bank shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Guarantor to give such notice and the Bank shall not have any liability to the Guarantor or other Person on account of any action taken or not taken by the Bank in reliance upon such telephonic or facsimile notice.

         (d) All notices, requests and other communications hereunder and under the other Financing Documents shall be in the English language.

         7.2 English Language.

         This Guarantee and all other Financing Documents shall be in the English language. Except as otherwise agreed by the parties hereto, all documents, certificates, reports or notices to be delivered or communications to be given or made by any party hereto pursuant to the terms of this Guarantee or any other Financing Document shall be in the English language.

         7.3 No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between the Guarantor and the Bank or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Bank or the holder of any Note to take any other or further action in any circumstances without notice or demand. All remedies, either under this Guarantee or any other Financing Document or pursuant to any applicable Law or otherwise afforded to the Bank shall be cumulative and not alternative.

         7.4 Governing Law and Jurisdiction.

         THIS GUARANTEE IS GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF BAHAMAS.

         7.5 Submission.

         (a) For the exclusive benefit of the Bank, the Guarantor irrevocably agrees that the courts of the Bahamas are to have jurisdiction to settle any claims or disputes arising under, out of or in connection with this Guarantee (including without limitation any claim or dispute relating to the validity, interpretation, performance, termination or enforcement of this Guarantee) and that accordingly any suit, action or proceedings in that respect (together in this Section 7 referred to as "PROCEEDINGS") may be brought in such courts.

         (b) The Guarantor irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the courts of Bahamas and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum.

         (c) The Guarantor irrevocably agrees not to take Proceedings in any court of competent jurisdiction other than the courts of the Bahamas, save with respect to any counterclaim asserted by the Guarantor in the course of proceedings previously commenced by the Bank. Nothing contained in this Section 7 shall limit the right of the Bank to take

Proceedings against the Guarantor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         7.6 Judgments and Immunity.

         (a) The Guarantor recognizes and acknowledges that this Guarantee constitutes a commercial transaction and accordingly it acknowledges and agrees that it is not entitled to plead, and hereby waives to the fullest extent permitted by law any right to claim, sovereign immunity for any purpose whatsoever, including, but not limited to, any right to plead sovereign immunity in respect of any Proceedings pursuant to this Guarantee.

         (b) The Guarantor consents generally, in respect of any Proceedings pursuant to this Guarantee for the purpose of enforcing any order, judgment or award, to the giving of any relief or the issuing of any process in connection with such order, judgment or award including, without limitation, the making, enforcement or execution against any property of any order, judgment or award and to the extent that the Guarantor may be entitled in any jurisdiction to claim for itself or its property immunity in respect of its obligations under this Guarantee from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to itself or its property such immunity, the Guarantor agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.

         (c) The Guarantor unconditionally and irrevocably agrees, with respect to any final order, judgment or award in any Proceedings made pursuant to this Guarantee and not subject to appeal (a"JUDGMENT"), that:

                  (i)      the Judgment shall be conclusive and binding upon it;

                  (ii) it shall be bound by and recognize the Judgment in any jurisdiction;

                  (iii) to the extent permitted by law, it shall not claim, invoke on its behalf or for its benefit any right it may have under the laws of Bahamas or any other state or jurisdiction, to prevent, delay, hinder, nullify or in any other way obstruct the enforcement or execution of the Judgment; and

                  (iv) to the extent permitted by law, it shall not, and shall irrevocably waive any right to, challenge the Judgment on any ground or the enforcement or execution of the Judgment in any jurisdiction (other than by way of appeal in the original jurisdiction).

         7.7 Benefit of Guarantee.

         This Guarantee shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. The Guarantor may not assign or otherwise transfer any of its rights under this Guarantee or any of the other Financing Documents. The benefit of this Guarantee may be freely and unconditionally assigned, transferred or otherwise disposed of, in whole or in part, by the Bank to any other person, corporate or otherwise, to whom the Bank has assigned all or part of its rights under the Loan Agreement.

         7.8 Expenses.

         The Guarantor shall be liable to pay to the Bank the costs and expenses incurred by the Bank in relation to the enforcement or protection or attempted enforcement or protection of its rights under this Guarantee, including legal and other professional consultants' fees on a full indemnity basis.

         7.9 Amendment or Waiver.

         No provision of this Guarantee may be amended, supplemented, modified or waived, except by a written instrument signed by the Bank and the Guarantor.

         7.10 Counterparts.

         This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         7.11 Set-off.

         The Guarantor authorizes the Bank or any of its subsidiaries and affiliates (which shall not be obliged to exercise this right) to apply any credit balance to which the Guarantor is entitled on any account of the Guarantor with the Bank or any of its subsidiaries and affiliates in satisfaction of any sum which is due and payable from the Guarantor to the Bank under this Guarantee and remains unpaid; for this purpose, the Bank is authorized to purchase with the monies standing to the credit of any such account such other currencies as may be necessary to effect such application.

         7.12 Currency Indemnity.

         If any sum due under this Guarantee or any order or judgment given or made in relation to this Guarantee has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under this Guarantee or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Guarantor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Guarantee, the Guarantor shall indemnify and hold harmless the Bank from and against any loss it suffers or incurs as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency, and (ii) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

                                  *     *

IN WITNESS WHEREOF, this Guarantee has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Guarantee.

                                           WATERFIELDS COMPANY LIMITED

                                           By: _________________________________
                                               Name:
                                               Title:

                                           Notice Address:
                                           Address:
                                           P.O.Box 1114 GT
                                           Trafalgar House
                                           Grand Cayman, Cayman Islands.
                                           Attention:

                                           Telephone No.: 345 945-4277
                                           Telecopier No. 345 949-2957

                                           SCOTIABANK (CAYMAN) LTD.

                                           By: _________________________________
                                               Name: Mr. Bruce John
                                               Title: Commercial Banking Manager

                                           Notice Address:
                                           Address:
                                           Scotiabank (Cayman Islands) Ltd.
                                           Scotia Centre
                                           Cardinal Avenue
                                           P.O. Box 689
                                           Grand Cayman

                                           Attention: Commercial Banking Manager

                                           Telephone No.: 345 949-7666
                                           Telecopier No. 345 949-5130

                                  EXHIBIT "II"

                   FORM OF PLEDGE OF SHARES TO BE PROVIDED BY

                          WATERFIELDS COMPANY LIMITED

                            THE___DAY OF_____, 2003

                           EQUITABLE CHARGE OF SHARES
     (Collateral to a Substituted Debenture bearing even date herewith and entered into between the Borrower and the Secured Party)

                                     BETWEEN

                           CONSOLIDATED WATER CO. LTD.
                                   as Borrower

                                       AND

                        SCOTIABANK (CAYMAN ISLANDS) LTD.
                                as Secured Party

                         with respect to the shares in

                          WATERFIELDS COMPANY LIMITED

                                      (i)

THIS COLLATERAL CHARGE ("CHARGE") is made on the ___ day of_____, 2003 between the following parties:

(1) CONSOLIDATED WATER CO. LTD., a company incorporated in the Cayman Islands, with its registered office located at P.O. Box 1114 GT, Trafalgar Place, George Town, Grand Cayman, Cayman Islands, (the "BORROWER"); and

(2) SCOTIABANK (CAYMAN ISLANDS) LTD. a banking institution organised and existing under the laws of the Cayman Islands, with its principal place of business located at Scotiabank Centre, Cardinal Avenue, Georgetown, Grand Cayman (the "SECURED PARTY").

RECITALS

A. The Borrower currently holds [insert percentage amount of shareholding (%)] of the Capital Stock of Waterfields Company Limited (the "COMPANY").

B.       The Secured Party has agreed to provide certain loans to the Borrower.

C. Such loans will be made subject to the terms and conditions of a Loan Agreement, dated the date hereof, among the Borrower and the Secured Party (the "LOAN AGREEMENT").

D. It is a condition to the first disbursement under the Loan Agreement that the Borrower shall have entered into the Charge.

E. The Board of Directors of the Borrower is satisfied that the Borrower is entering into this Charge for the purposes of its business and that its doing so benefits the Borrower.

F. The Borrower and the Secured Party intend this Charge to take effect as a deed.

G. This Collateral Charge is intended to be collateral to a Substituted Debenture bearing even date herewith entered into between the Borrower and the Secured Party and shall be stamped as such.

1.       INTERPRETATION

1.1      DEFINITIONS

(a) Capitalized terms used in this Charge without definition have the meanings specified in Annex A to the Loan Agreement.

(b) In addition the following terms in this Charge have the meanings given to them in this Clause.

"CHARGED SHARES" means any shares from time to time forming part of the Secured Property.

"FINANCING DOCUMENTS" means collectively, (i) the Loan Agreement, (ii) the Security Documents, and (iii) the Fee Letter.

"INITIALLY CHARGED SHARES" means all the shares in the Company specified in recital "A" to this Charge of which the Company is the beneficial or registered owner on the date of this Charge.

"OBLIGATIONS" shall mean, collectively, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Borrower under a Financing Document or otherwise to the Secured Party.

"RECEIVER" means an administrative receiver, a receiver and manager or any other receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Secured Property or any part of it.

"SECURED OBLIGATIONS" means all present and future Obligations.

"SECURED PROPERTY" means the Initially Charged Shares and any other shares in the Company of which the Borrower is or becomes the beneficial or registered owner together with all dividends, stocks, shares, warrants, securities, rights, monies or other property accruing on or derived from such shares.

"SECURITY" means the security created by this Charge.

"SECURITY PERIOD" means the period beginning on the date of this Charge and ending on the date upon which:

(a) the Secured Party is under no obligation (whether actual or contingent) to make advances or provide other financial accommodation to the Borrower under any of the Financing Documents; and

(b) all Secured Obligations have been unconditionally and irrevocably paid and discharged in full.

1.2      INTERPRETATION

The principles of interpretation set forth in Section 18.13 to the Loan Agreement shall apply to this Charge.

1.3      CONTINUING EVENTS OF DEFAULT

An event which constitutes an Event of Default shall be regarded as continuing if (a) the circumstances constituting such event continue and (b) the Secured Party has not waived such of its rights under the Financing Documents as arise as a result of the occurrence of that event.

1.4      CERTIFICATES

A certificate of the Secured Party as to the amount of any Secured Obligation owed to it shall be prima facie evidence of the existence and amount of such Secured Obligation.

1.5      STATUTES

Any reference in this Charge to a statute or statutory provision shall, unless the contrary is indicated, be construed as a reference to such statute or statutory provision as the same shall have been or may be amended or re-enacted.

1.6      NOMINEES

If the Secured Party causes or requires the Charged Shares to be registered in the name of a nominee for the Secured Party, any reference in this Charge to the Secured Party shall, if the context so permits or requires, be construed as a reference to the Secured Party and such nominee.

1.7      CLAUSE AND SCHEDULE HEADINGS

Clause and Schedule headings are for ease of reference only and shall not affect the construction of this Charge.

2.       EQUITABLE CHARGE

2.1      CHARGE

The Borrower hereby charges with full title guarantee the Secured Property to the Secured Party to hold the same on trust as security for the payment and discharge of the Secured Obligations.

2.2      DEPOSIT OF SHARE CERTIFICATES

Immediately upon execution of this Charge and as a condition to the initial disbursement under the Loan Agreement, the Borrower shall deposit with the Secured Party all share certificates and other documents of title relating to the Initially Charged Shares together with stock transfer forms in respect of the Initially Charged Shares duly executed in blank by or on behalf of the Borrower.

2.3      FURTHER SHARES

(a) Upon its becoming the beneficial or registered owner of any Charged Shares (other than the Initially Charged Shares) the Borrower shall ensure that such Charged Shares (unless already so registered) are registered in the name of the Borrower and shall promptly notify the Secured Party of such circumstances and deposit with the Secured Party any share certificates and other documents of title representing such Charged Shares together with blank stock transfer forms in respect of such Charged Shares duly executed by or on behalf of the Borrower.

(b) [NOTE TO DRAFT FOR ATTENTION OF BORROWER'S COUNSEL - ARE THERE ANY SHARES OTHER THAN THE ORDINARY/COMMON SHARES]

The Borrower shall pay when due all calls or other requests for payments due in respect of any of the Secured Property, but if the Borrower fails to make any such payment the Secured Party may

(but shall not be obliged to) make such payment on behalf of the Borrower and if the Secured Party does so the Borrower shall promptly on demand of the Secured Party pay to the Secured Party an amount equal to such payment.

3.       DIVIDENDS, VOTING AND INFORMATION

3.1      SECURITY NOT ENFORCEABLE

Unless and until the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable), the Borrower shall continue to be entitled to:

(a) receive and retain all dividends, interest and other monies arising from the Secured Property; and

(b)      exercise all voting rights in relation to the Charged Shares;

provided that the Borrower shall not exercise such voting rights, or otherwise permit or agree to (i) any variation of the rights attaching to or conferred by the Secured Property or any part of it, (ii) any increase in the issued share capital of the Company in any manner which, in the opinion of the Secured Party, would, or would be reasonably likely to, impair the value of, or prejudice the ability of the Secured Party to realise, the Security or (iii) in violation of any provision of the Financing Documents.

3.2      SECURITY ENFORCEABLE

At any time after the Security has become enforceable pursuant to Clause 8.1, the Secured Party shall be entitled to cause the Charged Shares to be registered in its name and may at its discretion (in the name of the Borrower or otherwise and without any further consent or authority from the Borrower);

(a) exercise or refrain from exercising any voting rights in respect of the Charged Shares and revoke, or cause to be revoked, any proxies given pursuant to Clause 3.1 (Security not Enforceable);

(b) apply all dividends, interest and other monies arising from the Secured Property as if they were proceeds of sale under this Charge;

(c) exercise or refrain from exercising the rights of a legal owner of the Secured Property, including the right, in relation to any company whose shares or other securities are included in the Secured Property, to concur or participate in:

         (i) the reconstruction, amalgamation, sale or other disposal of such company or any of its assets or undertaking (including the exchange, conversion or reissue of any shares or securities as a consequence thereof),

         (ii) the realisation, modification or variation of any rights or liabilities attaching to any such shares or securities, and

         (iii) the exercise, renunciation or assignment of any right to subscribe for any such shares or securities,

                  in each case in such manner and on such terms as the Secured Party may think fit, and all rights resulting from any such action shall form part of the Secured Property.

3.3      INFORMATION

If the Borrower receives a balance sheet, profit and loss account or any notice, report, statement or circular sent or delivered by the issuer of any Charged Share to its members, it shall promptly deliver a copy to the Secured Party.

4.       CONTINUING SECURITY

4.1      CONTINUING AND INDEPENDENT SECURITY

This Charge shall constitute and be continuing security which shall not be released or discharged by any intermediate payment or settlement of all or any of the Secured Obligations, shall continue in full force and effect until the end of the Security Period and is in addition to and independent of, and shall not prejudice or merge with, any other security (or any right of set-off) which the Secured Party may hold at any time for the Secured Obligations or any of them.

4.2      AVOIDANCE OF PAYMENTS

Where any release, discharge or other arrangement in respect of any Secured Obligation or any security any Secured Party may hold for such Secured Obligation is given or made in reliance on any payment or other disposition which is avoided or must be repaid in an insolvency, liquidation or otherwise, and whether or not such Secured Party has conceded or compromised any claim that any such payment or other disposition will or should be avoided or repaid, this Charge and the Security shall continue as if such release, discharge or other arrangement had not been given or made.

4.3      IMMEDIATE RECOURSE

The Secured Party shall not be obliged before exercising any of the rights conferred on it by this Charge or by law to seek to recover amounts due from the Borrower or to exercise or enforce any other rights or security it may have or hold in respect of the Secured Obligations.

4.4      WAIVER OF DEFENCES

Neither the obligations of the Borrower under this Charge nor the Security Documents and the rights, powers and remedies conferred on the Secured Party by this Charge or by law shall be discharged, impaired or otherwise affected by:

(a) the winding-up, dissolution, administration or re-organisation of the Borrower or any other person or any change in the status, function, control or ownership of the Borrower or any such person;

(b) any of the Secured Obligations or any other security held by the Secured Party in respect thereof being or becoming illegal, invalid, unenforceable or ineffective in any respect;

(c) any time or other indulgence being granted or agreed to with the Borrower or any other person in respect of the Secured Obligations or any of them or in respect of any other security held by the Secured Party in respect thereof;

(d) any amendment to, or any variation, waiver or release of, the Secured Obligations or any of them or any other security held by the Secured Party in respect thereof;

(e) any total or partial failure to take or perfect any security proposed to be taken in respect of the Secured Obligations or any of them;

(f) any total or partial failure to realise the value of, or any release, discharge, exchange or substitution of, any other security held by the Secured Party in respect of the Secured Obligations or any of them; or

(g) any other act, event or omission which might operate to discharge, impair or otherwise affect the obligations of the Borrower hereunder, the Security or any of the rights, powers and remedies conferred on the Secured Party by this Charge or by law.

4.5      NO COMPETITION

Any right which the Borrower may have (a) by way of contribution or indemnity in relation to the Secured Obligations or (b) otherwise to claim or prove as a creditor of the Company or any other person or its estate in competition whether a right of subrogation or otherwise with the Secured Party, shall be exercised by the Borrower only if and to the extent that the Secured Party so requires and in such manner and upon such terms as the Secured Party may specify and the Borrower shall hold any moneys, rights or security held or received by it as a result of the exercise of any such rights on trust for the Secured Party for application in accordance with the terms of this Charge as if such moneys, rights or security were held or received by the Secured Party under this Charge.

4.6      APPROPRIATION

The Secured Party shall not be obliged to apply any sums held or received by it in respect of the Secured Obligations in or towards payment of the Secured Obligations and any such sum shall be held by or paid to the Secured Party for application pursuant to the terms of this Charge.

4.7      SUBROGATION

The Borrower shall have no right of subrogation in respect of the performance of any of its obligations under this Agreement and the Charge until all of the Secured Obligations have been paid in full.

5.       REPRESENTATIONS AND WARRANTIES

The Borrower makes the representations and warranties set out in Clauses 5.1 (Status and Due Authorisation) to 5.12 (No Security from the Company) and acknowledges that the Secured Party has entered into this Charge in reliance on those representations and warranties.

5.1      STATUS AND DUE AUTHORISATION

It is a company duly incorporated with limited liability under the laws of the Cayman Islands with power to enter into this Charge and to exercise its rights and perform its obligations under this Charge and all corporate and other action required to authorise its execution of this Charge and its performance of its obligations hereunder has been duly taken.

5.2      BINDING OBLIGATIONS

The obligations expressed to be assumed by it in this Charge are legal and valid obligations binding on it in accordance with the terms of this Charge which constitutes a first priority fixed charge over the Charged Shares subject to any general principles of law limiting its obligations which are referred to in any legal opinion delivered pursuant to the Loan Agreement.

5.3      ALL ACTIONS TAKEN

All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under the perform and comply with the obligations expressed to be assumed by it in this Charge, (b) to ensure that the obligations expressed to be assumed by it in this Charge are legal, valid and binding and (c) to make this Charge admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed.

5.4      NO DEDUCTIONS OR WITHHOLDINGS

It will not be required to make any deduction or withholding from any payment it may make under this Charge.

5.5      NO FILING OR STAMP TAXES

Under the laws of its jurisdiction of incorporation, it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in the Cayman Islands or that any ad valorem stamp, registration or similar tax be paid on or in relation to this Charge.

5.6      NO WINDING-UP

It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

5.7      NO ADVERSE INTERESTS

Subject only to the Security, no person other than the Borrower has any legal or beneficial interest (or any right to claim any such interest) in the Secured Property and the Borrower has not received notice of any such claim.

5.8      NO DISPOSALS

Save as contemplated in this Charge, it has not transferred, mortgaged, charged or otherwise disposed of (or agreed to transfer, mortgage, charge or otherwise dispose of), whether by way of security or otherwise, the benefit of all or any of its right, title and interest in and to the Secured Property or any part of it.

5.9      NO CONFLICTS

Its execution of this Charge and its exercise of its rights and performance of its obligations hereunder do not and will not (a) conflict with the provisions of (i) any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets, (ii) its constitutive documents or any rules and regulations made thereunder or (iii) any applicable law, regulation or official or judicial order or (b) cause any of the foregoing representations to be untrue.

5.10     THE CHARGED SHARES

Each Charged Share is fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Share in the future and the terms of each Charged Share and of the Memorandum and Articles of Association of the issuer of such Charged Share do not restrict or otherwise limit the Borrower's right to transfer or charge such Charged Share.

5.11     CHOICE OF LAW

In any proceedings taken in its jurisdiction of incorporation in relation to this Charge, the choice of the laws of the Bahamas as the governing law of this Charge and any judgment obtained in the Cayman Islands will be recognised and enforced.

5.12     NO SECURITY FROM THE COMPANY

It has not requested or taken any security from the Company for any obligations or liabilities of the Company to it.

5.13     REPETITION

The representations and warranties set out in Clauses 5.1 (Status and Due Authorisation) to 5.12 (No Security from the Company):

(a) shall survive the execution of each Financing Document and each drawdown under the Loan Agreement; and

(b) are made on the date hereof and are deemed to be repeated on each Draw down Date during the Security Period with reference to the facts and circumstances then existing.

6.       UNDERTAKINGS

6.1      AUTHORISATIONS

The Borrower shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Charge and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Charge.

6.2      NO ACTION

The Borrower shall not take any action which would cause any of the representations made in Clause 5 (Representations and Warranties) to be untrue at any time during the Security Period.

6.3      NOTIFICATION OF MISREPRESENTATION

The Borrower shall notify the Secured Party of the occurrence of any event which results in or may reasonably be expected to result in any of the representations made in Clause 5 (Representations and Warranties) being untrue when made or when deemed to be repeated.

6.4      NO VARIATION OR RELEASE

The Borrower shall not, without the prior written consent of the Secured Party, purport to vary or revoke any notice or instruction relating to this Charge which it has given or may later give to any person.

6.5      NO ACTION TO JEOPARDISE SECURITY CONSTITUTED HEREBY

The Borrower shall not do or fail to do or cause or permit another person to do or omit to do anything which is liable to jeopardise the effectiveness or priority, in relation to the Security.

7.       FURTHER ASSURANCE

The Borrower shall from time to time and at its own expense give all such assurances and do all such things as the Secured Party may require in order to enable the Secured Party to perfect or protect the security created or intended to be created by this Charge or to exercise any of the rights conferred on it by this Charge or by law and to that intent the Borrower shall execute all such instruments, deeds and agreements and give all such notices and directions as the Secured Party may require.

8.       ENFORCEMENT OF SECURITY

8.1      SECURITY ENFORCEABLE

The Security shall become immediately enforceable if an Event of Default has occurred and is continuing as defined above in Clause 1.3.

8.2      ENFORCEMENT

At any time after the Security has become enforceable, the Secured Party may in its absolute discretion enforce all or any part of the Security and exercise any of the rights conferred on it by this Charge or by law at such times and in such manner as it thinks fit.

8.3      POWER OF SALE

At any time after the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable), the Secured Party may (without notice to the Borrower) sell or otherwise dispose of the Secured Property or any part of it and shall be entitled to apply the proceeds of such sale or other disposal in paying the costs of such sale or disposal and thereafter in or towards the discharge of the Secured Obligations or otherwise as provided for in this Charge.

8.4      STATUTORY POWERS

For the purposes of all powers implied by statute the Secured Obligations shall be deemed to have become due and payable on the date of this Charge.

8.5      REGISTRATION OF SHARES

The Secured Party shall be entitled at any time after the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable) to complete any stock transfer forms then held by the Secured Party pursuant to this Charge in the name of the Secured Party and thereupon the Borrower shall do whatever the Secured Party requires in order to procure:

(a) The prompt registration of such transfer or transfers and the prompt issue of a new certificate or certificates for the relevant Charged Shares in the name of the Secured Party who shall hold such Charged Shares as Security for the Obligations in furtherance of the power of sale provided for in Clause 8.3 above; and

(b) Compliance by the Company with all requirements of the Land Holding Companies Share Transfer Tax Law (2002 Revision), as the same may be amended from time to time, or any legislation in substitution or in addition thereto and the Borrower shall provide all assistance as may be needed or required by the Company to enable it to meet such compliance whether financial or otherwise.

9.       RECEIVERS

9.1      APPOINTMENT

At any time after the Security has become enforceable (whether or not the Secured Party shall have taken possession of the Secured Property), or following the dissolution of the Borrower, and without any or further notice, the Secured Party may, by Deed or writing signed by any officer or manager of the Secured Party or any person authorised for this purpose by the Secured Party, appoint any person to be Receiver, and may similarly remove any Receiver whether or not it appoints any person in his place. If the Secured Party appoints more than one person as Receiver, the Secured Party may give the relevant persons power to act either jointly or severally.

9.2      SCOPE OF APPOINTMENT

Any Receiver may be appointed either Receiver of all the Secured Property or Receiver of such part of the Secured Property as may be specified in the appointment. In the latter case, the rights conferred on a Receiver by Clause 9 (Receivers) shall have effect as though every reference in that Clause to the "SECURED PROPERTY" were a reference to the part of the Secured Property so specified or any part thereof.

9.3      POWERS OF A RECEIVER

Any Receiver appointed under this Charge shall have all the powers granted to a receiver under the applicable law and, in addition shall have the right, either in his own name or in the name of the Borrower or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit:

(a) in connection with any sale or disposition of the Secured Property, to receive the consideration therefor in a lump sum or in instalments and to receive shares by way of consideration;

(b) to grant options, licences or any other interest whatsoever in relation to the Secured Property;

(c) to do all other acts and things which he may consider desirable or necessary for realising the Secured Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under, or by virtue of, this Charge; and

(d) to exercise in relation to the Secured Property all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same.

9.4      CONFLICT

If there is any ambiguity or conflict between the powers conferred on the Receiver by the applicable law and the powers conferred by Clause 9.3 (Powers of a Receiver), the powers conferred by Clause 9.3 (Powers) shall prevail.

9.5      SECURITY TRUSTEE OF BORROWER

Any Receiver shall be the agent of the Borrower for all purposes and the Borrower shall be solely responsible for the contracts, engagements, acts, omissions, defaults and losses of the Receiver and for all liabilities incurred by the Receiver.

9.6      REMUNERATION

The Secured Party may, from time to time, determine the remuneration of any Receiver and may direct payment of such remuneration out of moneys accruing to the Receiver as Receiver but the Borrower alone shall be liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver, unless incurred as the result of the fraud, gross negligence or wilful misconduct of the Receiver.

10.      APPLICATION OF PROCEEDS

Any moneys held or received by the Secured Party under or pursuant to this Charge shall be applied by the Secured Party in reduction of the amounts due to the Secured Party under the terms of the Loan Agreement.

11.      POWER OF ATTORNEY

11.1     APPOINTMENT

By way of security for the performance of its obligations hereunder, the Borrower hereby irrevocably appoints the Secured Party, any Receiver of the Secured Property or any part of it and its delegates and sub-delegates to be its attorney acting severally (or jointly with any other such attorney or attorneys) and on its behalf and in its name or otherwise to do any and every thing which the Borrower is obliged to do under the terms of this Charge or which such attorney considers necessary in order to enable the Secured Party or such attorney to exercise the rights conferred on it by this Charge or by law.

11.2     RATIFICATION

The Borrower hereby ratifies and confirms and agrees to ratify and confirm whatever any attorney appointed under this Charge shall do in its capacity as such.

12.      RELEASE OF THE SECURITY

After the end of the Security Period, the Secured Party shall, at the request and cost of the Borrower, execute all such documents and do all such other things as may be required to release the Security, in each case without recourse to or any representation or warranty by or from the Secured Party.

13.      COSTS AND EXPENSES

13.1     TRANSACTION COSTS

The Borrower agrees with the Secured Party that it shall on demand of the Secured Party reimburse the Secured Party on a full indemnity basis all costs and expenses (including legal fees), incurred by, or any remuneration payable to the Secured Party in connection with the preparation, negotiation, execution and perfection of this Charge and the implementation of the arrangements contemplated herein.

13.2     STAMP TAX

The Borrower shall pay any and all stamp, registration and other taxes to which this Charge or any judgment given in connection herewith is or at any time may be subject and shall on demand indemnify the Secured Party against any liabilities, costs, claims and expenses (including legal fees) resulting from any failure to pay or delay in paying any such tax.

13.3     INDEMNITY

The Borrower shall indemnify and hold harmless the Secured Party from and against any and all costs, claims losses, expenses (including legal fees) and liabilities, which the Secured Party may incur as a result of the occurrence of any Event of Default, the enforcement of the Security or the exercise or enforcement by the Secured Party of any of the rights conferred on it by this Charge or by law unless incurred by the Secured Party as a result of its own fraud, wilful misconduct or gross negligence or the fraud, gross negligence or wilful misconduct of its delegates and sub-delegates.

14.      NO WAIVER; REMEDIES CUMULATIVE

No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between the Borrower and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to take any other or further action in any circumstances without notice or demand. All remedies, either under this Agreement or any other Financing Document or pursuant to any applicable law or otherwise afforded to the Secured Party shall be cumulative and not alternative.

15.      ADDITIONAL PROVISIONS

15.1     SEVERABILITY

Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

15.2     CURRENCY CONVERSION

In order to apply any sum held or received by the Secured Party in or towards payment of the Secured Obligations, the Secured Party may purchase an amount in another currency and the rate of exchange to be used shall be that at which, at such time as it considers appropriate, the Secured Party is able to effect such purchase.

15.3     JUDGMENT CURRENCY

This is an international transaction in which the specification of Dollars and payment in the Cayman Islands is of the essence, and the obligations of the Borrower under this Charge and under the other Financing Documents to make payment to (or for the account of) the Secured Party in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by the Secured Party in Cayman of the full amount of Dollars payable to the Secured Party under this Charge.

(a) If any sum due from the Borrower under this Charge (a "SUM"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "FIRST CURRENCY") in which that Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

         (i) making or filing a claim or proof against the Company or the Borrower;

         (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

         the Borrower shall as an independent obligation, within three (3) Business Days of demand, indemnify the Secured Party against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and
         (B) the rate or rates of exchange available to the Secured Party at the time of its receipt of that Sum.

(b) The Borrower waives any right it may have in any jurisdiction to pay any amount under this Charge in a currency or currency unit other than that in which it is expressed to be payable.

15.4     RIGHTS CUMULATIVE

The rights and remedies provided by this Charge are cumulative and not exclusive of any rights or remedies provided by law.

15.5     MORTGAGEE IN POSSESSION

Neither the Secured Party nor any Receiver shall by reason of its taking any action permitted by this Charge or its taking possession of the Secured Property or any part of it be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable other than for its own fraud, gross negligence and wilful misconduct, or the fraud, gross negligence or wilful misconduct of its delegates.

16.      ASSIGNMENT

16.1     THE BORROWER'S RIGHTS

The rights of the Borrower under this Charge are not assignable or transferable and the Borrower agrees that it will not purport to assign all or any such rights.

16.2     THE SECURED PARTY'S RIGHTS

The rights of the Secured Party under this Charge are assignable in whole or in part and the Secured Party may assign all or any such rights without the consent of the Borrower. The Secured Party shall provide written notice to the Borrower of any such assignment.

17.      NOTICES

(a) All notices, requests, approvals, consents and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be promptly confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or to such other address as shall be designated by such party in a written notice to the other parties hereto.

(b) All such notices, requests, approvals, consents and communications (i) sent by express courier will be effective upon delivery to or refusal to accept delivery by the addressee, and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received; except that all notices and other communications to any Agent shall not be effective until actually received.

(c) The Borrower acknowledges and agrees that any agreement of the Secured Party to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Borrower. The Secured Party shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Secured Party shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Secured Party in reliance upon such telephonic or facsimile notice.

(d) All notices, requests and other communications hereunder and under the other Financing Documents shall be in the English language unless otherwise agreed by the parties hereto.

18.      GOVERNING LAW AND JURISDICTION

THIS CHARGE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE BAHAMAS.

19.      SUBMISSION

(a) For the exclusive benefit of the Secured Party, the Borrower irrevocably agrees that the courts of the Bahamas are to have jurisdiction to settle any claims or disputes arising under, out of or in connection with this Charge (including without limitation any claim or dispute relating to the validity, interpretation, performance, termination or enforcement of this Charge) and that accordingly any suit, action or proceedings in that respect (together in Clauses 19 and 20 referred to as "PROCEEDINGS") may be brought in such courts.

(b) The Borrower irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the courts of the Bahamas and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum.

(c) The Borrower irrevocably agrees not to take Proceedings in any court of competent jurisdiction other than the courts of the Bahamas, save with respect to any counterclaim asserted by the Borrower in the course of proceedings previously commenced by the Secured Party. Nothing contained in this Clause 19 shall limit the right of the Secured Party to take Proceedings against the Borrower in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

20.      JUDGMENTS AND IMMUNITY

(a) The Borrower recognizes and acknowledges that this Charge constitutes a commercial transaction and accordingly it acknowledges and agrees that it is not entitled to plead, and pursuant to this Clause 20 hereby waives to the fullest extent permitted by law any right to claim, sovereign immunity for any purpose whatsoever, including, but not limited to, any right to plead sovereign immunity in respect of any Proceedings pursuant to this Charge.

(b) The Borrower consents generally, in respect of any Proceedings pursuant to this Charge for the purpose of enforcing any order, judgment or award, to the giving of any relief or the issuing of any process in connection with such order, judgment or award including, without limitation, the making, enforcement or execution against any property of any order, judgment or award and to the extent that the Borrower may be entitled in any jurisdiction to claim for itself or its property immunity in respect of its obligations under this Charge from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to itself or its property such immunity, the Borrower agrees not to claim and hereby irrevocably waive such immunity to the fullest extent permitted by the laws of such jurisdiction.

(c) The Borrower unconditionally and irrevocably agrees, with respect to any final order, judgment or award in any Proceedings made pursuant to this Charge and not subject to appeal (a "JUDGMENT"), that:

         (i)      the Judgment shall be conclusive and binding upon it;

         (ii) it shall be bound by and recognize the Judgment in any jurisdiction;

         (iii) to the extent permitted by law, it shall not claim, invoke on its behalf or for its benefit any right it may have under the laws of the Bahamas, or any other state or jurisdiction, to prevent, delay, hinder, nullify or in any other way obstruct the enforcement or execution of the Judgment; and

         (iv) to the extent permitted by law, it shall not, and shall irrevocably waive any right to, challenge the Judgment on any ground or the enforcement or execution of the Judgment in any jurisdiction (other than by way of appeal in the original jurisdiction).

21.      COUNTERPARTS AND EFFECTIVENESS

21.1     COUNTERPARTS

This Charge may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

21.2     EFFECTIVENESS

This Charge shall take effect and be delivered as a deed on the date on which it is stated to be made.

22.      AMENDMENT OR WAIVER

No provision of this Agreement may be amended, supplemented, modified or waived, except by written instrument signed by each of the parties hereto.

                                     *  *  *

IN WITNESS WHEREOF this Charge has been executed as a deed by the parties hereto and has been delivered on date stated at the beginning of this Deed.

THE BORROWER                               )
Executed on behalf of                      )
CONSOLIDATED WATER CO. LTD.                )
as a deed by:                              )

Name:

Title:

Address:

Fax Number:
Attention:

SECURED PARTY                              )
EXECUTED ON BEHALF OF                      )
SCOTIABANK (CAYMAN ISLANDS) LTD.           )
as a deed by:

Name:

Title:

Address:

Fax Number:
Attention:

         By its execution of this Equitable Charge of Shares, WATERFIELDS COMPANY LIMITED hereby acknowledges the terms and conditions hereof, and irrevocably undertakes that should the Secured Party exercise its rights under this Equitable Charge of Shares, Waterfields Company Limited shall not take any action, or fail to take any required action, which would have the effect of frustrating the Secured Party's ability to be recorded in the Register of Members as the registered legal and beneficial owner of the Shares.

WATERFIELDS COMPANY LIMITED

Name:

Title: